DELAWARE VIP® TRUST
Delaware VIP Cash Reserve Series
(the "Series")

Supplement to the Series' Standard Class and Service Class
Statutory Prospectuses dated April 30, 2010

The following is added to the section entitled, "What are the Series' Principal Investment Strategies?":

Under recent amendments to the rule governing money market funds, effective June 30, 2010, the Series will be required to maintain a dollar-weighted average portfolio maturity of 60 days or less (reduced from the current requirement of 90 days or less). In addition, effective May 28, 2010, the Series may not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended (reduced from the current requirement of 10%). Additional requirements are described in the Statement of Additional Information.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 7, 2010.